UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 3, 2004

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (903) 983-6200

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
INDEX TO EXHIBITS
Underwriting Agreement
Press Release

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On February 3, 2004, Martin Midstream Partners L.P., a Delaware limited partnership (the “Partnership”), completed its offering and sale of 1,150,000 of its common units (the “Units”) in an underwritten public offering (the “Offering”) at a price of $27.94 per Unit, before deduction of underwriting discounts and offering expenses. The Units sold in the Offering were registered under the Securities Act of 1933 pursuant to the Partnership’s Registration Statement on Form S-1 (File No. 333-111450), which was declared effective by the Securities and Exchange Commission on January 28, 2004. In connection with the Offering, on January 29, 2004, the Partnership entered into an Underwriting Agreement (the “Underwriting Agreement”), a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, with Raymond James & Associates, Inc., A G Edwards & Sons, Inc., McDonald Investments Inc. and RBC Dain Rauscher Inc., as representatives of the several underwriters named therein (the “Underwriters”). On February 18, 2004, the Partnership issued and sold an additional 172,500 Units in connection with the full exercise by such Underwriters of the over-allotment option granted to them under the Underwriting Agreement at a price of $27.94 per Unit, before deduction of underwriting discounts and offering expenses. After giving effect to the issuance and sale of all 1,322,500 Units in connection with the Offering, the Partnership received net proceeds of $34.3 million, net of underwriting discounts and offering expenses, which net proceeds have been utilized by the Partnership to pay down revolving debt under its credit facility.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibit 99.1 attached hereto and the information set forth therein are deemed to have been furnished pursuant to Item 9 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

EXHIBIT
NUMBER		DESCRIPTION
1.1	—	Underwriting Agreement, dated January 29, 2004, among Martin Midstream Partners L.P., the Underwriters named therein and certain other parties.
99.1	—	Press release dated February 18, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

     On February 18, 2004, Martin Midstream Partners L.P. issued a press release announcing the full exercise by the Underwriters of the over-allotment option to purchase an additional 172,500 Units granted to them under the Underwriting Agreement in connection with the Offering. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
	By:	Martin Midstream GP LLC
	Its:	General Partner

Date: February 18, 2004	By:	/s/ ROBERT D. BONDURANT
Robert D. Bondurant,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
1.1	—	Underwriting Agreement, dated January 29, 2004, among Martin Midstream Partners L.P., the Underwriters named therein and certain other parties.
99.1	—	Press release dated February 18, 2004.